JANUS INVESTMENT FUND
                               JANUS OLYMPUS FUND

    Supplement dated August 12, 1997 to Prospectus dated February 17, 1997


THIS SUPPLEMENT IS INTENDED TO BE USED WITH THE PROSPECTUS DATED FEBRUARY 17, 1997. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS PREVIOUSLY FURNISHED TO YOU, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

Effective August 12, 1997, Claire Young has been appointed portfolio manager of Janus Olympus Fund. Ms. Young replaces Scott Schoelzel, who has managed the Fund since inception, in order to allow Mr. Schoelzel to assume new portfolio management duties for other Janus funds.

Prior to this change, Ms. Young was assistant portfolio manager for Janus Twenty Fund and Janus Growth and Income Fund. Ms. Young joined Janus in 1992 and has an undergraduate degree in electrical engineering from Yale University.